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                                                               EXHIBIT 99.B.16
                                    McM Funds

                              TOTAL RETURN FORMULA

                   N
     ERV = P(1 + T)
WHERE:
P        = A HYPOTHETICAL INITIAL PAYMENT OF $1,000
T        = AVERAGE ANNUAL TOTAL RETURN
N        = NUMBER OF YEARS
ERV      = ENDING REDEEMABLE VALUE OF AT THE END OF THE PERIOD OF A
         HYPOTHETICAL $1,000 PAYMENT ("P") MADE AT THE BEGINNING OF THAT PERIOD
         OR FRACTIONAL PORTION THEREOF.
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
McM Principal Preservation Fund
Since inception (07/13/94) to 6/30/96                             For the One Year Period 7/1/95 to 6/30/96

ERV      =  $1,107.76                                                  ERV      =  $1,053.90
T        =  5.34%                                                      T        =  5.39%
N        =  1.967123 years                                             N        =  1 year

McM Intermediate Income Fund
Since inception (07/14/94) to 6/30/96                             For the One Year Period 7/1/95 to 6/30/96

ERV      =  $1,142.14                                                  ERV      =  $1,046.10
T        =  7.00%                                                      T        =  4.61%
N        =  1.964384 years                                             N        =  1 year

McM Fixed Income Fund
Since inception (07/14/94) to 6/30/96                             For the One Year Period 7/1/95 to 6/30/96

ERV      =  $1,161.94                                                  ERV      =  $1,041.60
T        =  7.94%                                                      T        =  4.16%
N        =  1.964384 years                                             N        =  1 year

McM Balanced Fund
Since inception (07/14/94) to 6/30/96                             For the One Year Period 7/1/95 to 6/30/96

ERV      =  $1,370.88                                                  ERV      =  $1,168.60
T        =  17.42%                                                     T        =  16.86%
N        =  1.964384 years                                             N        =  1 year


McM Equity Investment Fund
Since inception (07/14/94) to 6/30/96                             For the One Year Period 7/1/95 to 6/30/96

ERV      =  $1,538.22                                                  ERV      =  $1,265.30
T        =  24.51%                                                     T        =  26.53%
N        =  1.964384 years                                             N        =  1 year
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